QUEST RESOURCE CORPORATION

                                                                                                                                                                Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Quest Resource Corporation (the “Company”) on Form 10-KSB for the period ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David E. Grose, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 20, 2004	By:	/s/ David E. Grose
David E. Grose
Chief Financial Officer